UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Miller/Howard High Income Equity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Miller/Howard High Income Equity Fund
(the "Fund")

P.O. Box 549
10 Dixon Avenue
Woodstock, NY 12498

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 30, 2016

To the Shareholders of the Fund:

Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of the Fund will be held at Miller/Howard Investments, Inc., 10 Dixon Avenue, Woodstock, NY 12498, on February 8, 2017 at 9:30 a.m. (Eastern Time), for the following purposes:

1)  to elect two (2) Class II Trustees to the Board of Trustees of the Fund to serve a three (3) year term expiring in 2020; and

2)  to transact other such business as may properly come before the Meeting or any postponements or adjournments thereof.

The proposal to elect the Trustees is discussed in greater detail in the attached Proxy Statement.

The close of business on December 15, 2016 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Miller/Howard High Income Equity Fund

Annemarie Gilly

Executive Vice President, Chief Operating Officer, and
Secretary of the Fund

(This page has been left blank intentionally.)

Miller/Howard High Income Equity Fund
(the "Fund")

P.O. Box 549
10 Dixon Avenue
Woodstock, NY 12498

ANNUAL MEETING OF SHAREHOLDERS

To Be Held February 8, 2017

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on February 8, 2017, at 9:30 a.m. (Eastern Time), at Miller/Howard Investments, Inc., 10 Dixon Avenue, Woodstock, NY 12498, and at any postponements or adjournments thereof. Shareholders of the Fund will meet and vote at the Meeting as to the proposal described herein. The Notice of the Meeting and the Proxy Statement with the accompanying proxy card will be mailed to shareholders on or about December 30, 2016.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available free of charge on the Fund's website at www.hiefund.com.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers and employees of Miller/Howard Investments, Inc., U.S. Bancorp Fund Services LLC ("US Bancorp"), the Fund's administrator and American Stock Transfer & Trust Company, LLC, the Fund's transfer agent, may also solicit proxies by telephone, or in person and will not receive any compensation therefor from the Fund. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund's Shares (as defined below). The Fund has engaged American Stock Transfer & Trust Company, LLC for tabulation of proxies.

The Fund's most recent annual report, including audited financial statements for the fiscal year ended October 31, 2016, is included in this mailing and it is available upon request, without charge, by writing to the Fund at Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498 or calling the Fund at 1-845-679-9166, or via the Internet at www.hiefund.com.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares (as defined below) represented thereby will be voted "FOR" the proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the Chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment, if proposed by the Chairman of the Meeting, will require the approval of the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

The close of business on December 15, 2016, has been fixed as the "Record Date" for the determination of shareholders entitled to notice of and to vote at the Fund's Meeting and all postponements or adjournments thereof.

The Fund has one class of common shares ("common shares") of beneficial interest, par value $0.001 (the "Shares"). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 13,417,923 Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL:
ELECTION OF CLASS II NOMINEES
TO THE FUND'S BOARD OF TRUSTEES

Election of Class II Nominees ("Nominees") for the Fund's Board of Trustees (the "Board")

The Fund's Board is currently comprised of five Trustees, three of whom are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 Act, as amended (the "1940 Act") (the "Independent Trustees"): Lowell G. Miller, Roger Conrad, Annemarie Gilly, James E. Hillman and Charles I. Leone. Each Trustee was appointed to the Board by the Fund's sole initial shareholder. Ms. Gilly, a Class I Trustee was elected by shareholders at the February 2016 annual meeting of shareholders. At a meeting of the Board held on December 12, 2016, the Board, upon the recommendation of the Board's Nominating Committee, determined to submit to a vote of shareholders the election of Roger Conrad and James E. Hillman as Independent Trustees of the Fund. If elected by shareholders at the Meeting, Mr. Conrad and Mr. Hillman will hold office for a three-year term. Ms. Gilly and Mr. Miller are interested persons of the Fund.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of Roger Conrad and James E. Hillman. Mr. Conrad and Mr. Hillman have both indicated their consent to serve as Trustee if approved by shareholders at the Meeting. If Mr. Conrad or Mr. Hillman declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

The Fund's Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The current Trustees of the Fund know of no reason why Mr. Conrad or Mr. Hillman would be unable to serve.

Information about the Nominees' and each Trustee's Experience

Provided below is a brief summary of the specific experience, qualifications, attributes or skills of Mr. Conrad and Mr. Hillman that warrant their consideration as Nominees for the Fund's Board.

Mr. Conrad was selected to join the Board based upon the following: His character and integrity, his 30 plus years as lead analyst of investment advisories specializing in the portfolio focus areas of the Fund—energy, utilities and dividend paying stocks, his experience as a managing partner and lead analyst at investment companies specializing in the Fund's portfolio focus areas, his experience as a money manager with a specialty in the Fund's portfolio focus areas and his unique perspective on the financial services industry, drawn from having a long-term customer base of primarily retail investors. For the past four years, Mr. Conrad has co-owned an investment firm and has a broad understanding of regulatory, tax, accounting, operations and economic aspects of managing a business. Mr. Conrad has a comprehensive understanding of the 1940 Act and regulation relevant to both open and closed-end mutual funds. His willingness to serve, and willingness and ability to commit the time necessary to perform the duties of a Trustee were other factors considered.

Mr. Hillman was selected to join the Board based upon the following: his character and integrity, his service as a member of the Board of other NYSE traded closed-end funds; his experience as a business leader, qualified financial expert and former tax partner at a major audit firm with a deep understanding of regulatory, tax, accounting, operations and economic aspects of managing a business. He is an asset and wealth management specialist with a comprehensive understanding of the 1940 Act as well as Subchapter M of the Internal Revenue Code. His prior experience at Merrill Lynch Global Wealth Management, his willingness to serve, and willingness and ability to commit the time necessary to perform the duties of a Trustee were factors considered. No factor by itself was controlling. In addition to the information provided in the table below, Mr. Hillman possesses significant experience as an investment professional.

Biographical descriptions of the Board's Trustees and the Nominees are set forth below.

Nominees

Roger Conrad: Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily.

James E. Hillman: CFO & Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch 2006-2011. Mr. Hillman has a B.S. degree from Fordham University.

Other Trustees

Lowell G. Miller: Chairman of the Board and President of the Fund. He is the founder and Chief Investment Officer of Miller/Howard Investments, Inc., the investment advisor to the Fund. Mr. Miller holds an undergraduate degree from Sarah Lawrence College and a Juris Doctor from New York University School of Law.

Annemarie Gilly: Serves as the Fund's Executive Vice President, Chief Operating Officer and Corporate Secretary. She also serves as President of Miller/Howard Funds Trust and MHI Funds LLC. She served as Chief Operating Officer of the investment advisor to the Fund from 2011-2016. Ms. Gilly holds a B.A. from Iona College.

Charles I. Leone: CFO and CCO of Oribel Capital Management, L.P. and related affiliates; from 2012 to 2015 CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC; prior to 2012 CFO and COO, CACEIS (USA) Inc. Mr. Leone has a B.S. degree from the School of Professional Accountancy, C.W. Post Center of Long Island University; and is a Certified Public Accountant and a Chartered Global Management Accountant.

Additional Information about the Trustees, Nominee and the Fund's Officers

Set forth in the table below are the Nominee, Trustees and officers of the Fund, as well as their age, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Trustees/Nominees of the Fund

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/Nominee(2)	Other Directorships Held by Trustee/Nominee(3)
Independent Trustees/Nominees
James E. Hillman (59)	Class II Trustee	Since September 2014; term expires 2017	CFO and Treasurer, Notre Dame School; former Director and PFO Bank of America Merrill Lynch (2006-2011)	3	Miller/Howard Funds Trust
Value Line Mid Cap Focused Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Centurion Fund, Inc.
The Value Line Tax Exempt Fund, Inc.
Value Line Core Bond Fund
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Funds Investment Trust
Value Line Defensive Strategies Fund
Value Line Funds Variable Trust
Value Line Strategic Asset Management Trust
					Value Line VIP Equity Advantage Fund
Roger Conrad (55)	Class II Trustee	Since September 2014; term expires 2017	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April, 2013, Editor, Investing Daily.	3	Miller/Howard Funds Trust

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/Nominee(2)	Other Directorships Held by Trustee/Nominee(3)
Other Independent Trustees
Charles I. Leone (55)	Class III Trustee	Since September 2014; term expires 2018	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC, 2012-2015; prior to 2012 CFO and COO, CACEIS (USA) Inc	3	Miller/Howard Funds Trust
Interested Trustees
Lowell G. Miller* (68)	Class III Trustee, Chairman and President	Since September 2014; term expires 2018	Chief Investment Officer, Miller/Howard Investments, Inc.; Chief Investment Officer of MHI Funds, LLC; Chairman of the Board, Miller/Howard Funds Trust	3	Miller/Howard Funds Trust
Annemarie Gilly** (65)	Nominee and Class I Trustee	Since September 2014; term expires 2019	Executive Vice President, Chief Operating Officer and Corporate Secretary of the Fund; President of Miller/Howard Funds Trust and MHI Funds LLC, since May 2016. Chief Operating Officer of the investment advisor to the Fund from 2011-May, 2016.	3	Miller/Howard Funds Trust

*  Mr. Miller is considered an "Interested Trustee" because he is Chief Investment Officer of the Adviser.

**  Ms. Gilly is considered to be an "Interested Trustee" because she is the Executive Vice President, Chief Operating Officer and Secretary of the Fund and she is also president of Miller/Howard Funds Trust and MHI Funds LLC.

(1)  Each Trustee may be contacted by writing to Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498

(2)  The Fund Complex is comprised of the Fund and two open-end investment companies in the Miller/Howard Funds Trust.

(3)  This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i.e., "public companies") or other investment companies registered under the 1940 Act.

No Trustee or Nominee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Officers of the Fund

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lowell G. Miller (68) Miller/Howard Investments, Inc. P.O. Box 549 10 Dixon Avenue Woodstock, NY 12498	President, Chairman of the Board	Since September, 2014	Chief Investment Officer and formerly President of Miller/Howard Investments, Inc.; Chief Investment Officer of MHI Funds, LLC; Chairman of the Board, Miller/Howard Funds Trust
Annemarie Gilly (65) Miller/Howard Investments, Inc. P.O. Box 549 10 Dixon Avenue Woodstock, NY 12498	Executive Vice President, Chief Operating Officer, Secretary	Since September, 2014	President of Miller/Howard Funds Trust and MHI Funds LLC, since May 2016. Chief Operating Officer of the investment advisor to the Fund from 2011-2016.
Gerald Wheeler (53) Miller/Howard Investments, Inc. P.O. Box 549 10 Dixon Avenue Woodstock, NY 12498	Chief Compliance Officer	Since September, 2015

Chief Compliance Officer and General Counsel of Miller/Howard Investments, Inc.; Chief Compliance Officer and Chief Legal Officer of MHI Funds, LLC and Miller/Howard Funds Trust; prior to 2015, Co-Founder, Chief Operating Officer, General Counsel and Chief Compliance Officer for del Rey Global Investors, LLC

Paul Brook (63) Miller/Howard Investments, Inc. P.O. Box 549 10 Dixon Avenue Woodstock, NY 12498	Chief Financial Officer	Since September, 2015

Chief Financial Officer and previously Chief Compliance Officer of Miller/Howard Investments, Inc.; Chief Financial Officer MHI Funds, LLC and Miller/Howard Funds Trust; prior to 2015, Principal of Compliance Solutions Associates

John E. Leslie III (56) Miller/Howard Investments, Inc. P.O. Box 549 10 Dixon Avenue Woodstock, NY 12498	Vice President	Since September, 2014	Portfolio Manager/Research Analyst of Miller/Howard Investments, Inc.; Vice President of Miller/Howard Funds Trust

Compensation of Trustees

Each Trustee who is not an employee of the Adviser is compensated by an annual retainer and meeting fees. The table below sets forth the compensation structure for the Independent Trustees of the Fund:

Retainer	$25,000
Audit Committee Meeting Fee	$1,000
Nominating Committee Meeting Fee	$1,000
Chairman of Audit Committee annual fee	$5,000
Chairman of Nominating Committee annual fee	$2,500
Lead Trustee	$10,000

The following is the total compensation paid to the Trustees/Nominee during the period from November 1, 2015 (commencement of operations) through October 31, 2016:

Name of Trustee/Nominee	Aggregate Compensation From the Fund
Interested Trustees/Nominee:
Annemarie Gilly(2)	$0
Lowell G. Miller(2)	$0
Independent Trustees:
Roger Conrad	$32,500
James E. Hillman	$40,000
Charles I. Leone	$35,000
Mamak Shahbazi(3)	$0

(1)  Includes all amounts paid for serving as Trustee of the Fund, as well as serving as chairperson or member of a committee.

(2)  Ms. Gilly and Mr. Miller, as Interested Trustees, are not compensated by the Fund or the Fund Complex for their services.

(3)  Ms. Shahbazi resigned as a Trustee of the Fund on November 20, 2015.

The Fund's Board has met four times during calendar year 2016. Each Trustee then serving in such capacity attended at least 75% of the meetings of the Board and of any Committee of which he or she is a member.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund's best interest.

Audit Committee. The members of the Fund's Audit Committee are Charles I. Leone, Roger Conrad and James E. Hillman, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Charles I. Leone serves as chairman of the Fund's Audit Committee. The Board has determined that Mr. Leone and Mr. Hillman are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Fund's Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee's charter is attached hereto as Appendix A. The Audit Committee is responsible for selecting, engaging and discharging the Fund's independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund's independent registered public accounting firm, approving professional services provided by the Fund's independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund's independent registered public accounting firm and reviewing the adequacy of the Fund's internal controls over financial reporting.

The Fund's Audit Committee met twice during calendar year 2016. None of the members of the Audit Committee is an "interested person" of the Fund.

Nominating Committee. The members of the Fund's Nominating Committee are Charles I. Leone, Roger Conrad, and James E. Hillman, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Roger Conrad serves as chairman of the Fund's Nominating Committee. The Fund's Nominating Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating Committee's charter is attached hereto as Appendix B. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and Fund management. The Nominating Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the President of the Fund, as the Nominating Committee deems appropriate.

The Fund's Nominating Committee met two times during calendar year 2016. None of the members of the Nominating Committee is an "interested person" of the Fund.

Board Leadership Structure

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Fund's business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund's Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund's day-to-day affairs.

Under the Fund's By-Laws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Board has a lead Independent Trustee and has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise. The Board believes that flexibility to determine its chairman and to recognize its leadership structure is in the best interests of the Fund and its shareholders at this time.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund's chief compliance officer, at at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund's activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews policies and procedures designed to address risks associated with the Fund's activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund's and the Adviser's activities, including reports regarding the Fund's investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund's chief compliance officer, who reports on the Fund's compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, Administrator and transfer agent. The Audit Committee's meetings with the Fund's independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund's operations, including reports on certain investment and operational risks, and the Independent Trustees communicate directly with senior members of Fund management.

The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund's other service providers.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund's office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code's requirements. You may read and copy these codes of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Audit Committee Reports

The Audit Committee acts according to an Audit Committee charter. Charles I. Leone serves as Chairman of the Audit Committee of the Fund's Board. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund's accounting and financial reporting processes, policies and practices; the integrity of the Fund's financial statements; the adequacy of the Fund's overall system of internal controls; legal and regulatory matters presented by legal counsel and the Funds' independent auditors that may have a material impact on the Fund's financial statements; the qualification and independence of the Fund's independent registered public accounting firm; and the review of the report required to be included in the Fund's annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Fund's annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to a charter that was most recently reviewed and approved by the Fund's Board on September 12, 2016. A copy of the Audit Committee's charter is attached hereto as Appendix A. As set forth in the charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Fund's

Board and Audit Committee, as representatives of the Fund's shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 12, 2016, the Audit Committee reviewed and discussed with management of the Fund and the independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2016, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with the management of the Fund; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, of the Public Company Accounting Oversight Board ("PCAOB"), Communications with Audit Committees, and Rule 2-07 of SEC regulation S-X; (c) received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's Annual Report for the period from November 1, 2015 through October 31, 2016.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES
Charles I. Leone, Audit Committee Chairman
Roger Conrad
James E. Hillman

Other Board Related Matters

The Fund does not require Trustees to attend its Annual Meeting of Shareholders.

REQUIRED VOTE

The election of Mr. Roger Conrad and Mr. James E. Hillman for Class II Trustees of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of shares of beneficial interest of the Fund represented at the Meeting, if a quorum is present.

THE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FUND'S CLASS II NOMINEES.

NOMINEE/TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee/Nominee in the Fund of the Miller/Howard High Income Equity Fund as of November 30, 2016:

Name of Trustee	Dollar Range of Equity Securities in Fund
Interested Trustees
Lowell G. Miller	$50,001-$100,000
Annemarie Gilly	$10,001-$50,000
Independent Trustees/Nominees
Roger Conrad*	$10,001-$50,000
James E. Hillman*	$10,001-$50,000
Charles I. Leone	$1-$10,000

*  Nominees

As of November 30, 2016, the Nominees, Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

FIVE PERCENT SHAREHOLDERS

As of November 30, 2016, management knew of no persons or entities who owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund.

ADDITIONAL INFORMATION

To request a copy of the Fund's semi-annual report or annual report, without charge, please call 845-679-9166 or write to Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498

Independent Registered Public Accounting Firm

Deloitte & Touche LLP ("Deloitte"), 555 East Wells Street, Suite 1400, Milwaukee, WI 53202, serves as the Fund's independent registered public accounting firm for the Fund's fiscal year ended October 31, 2016. The Fund does not know of any direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Independent Public Accountant and Fees

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") have audited the annual financial statements for the last fiscal year ending October 31, 2016. Representatives of the Deloitte Entities are not expected to be present at the annual shareholder meeting. However, we expect that they will be available to respond to questions by phone if necessary.

Independent Auditor Fees

The chart below sets forth the aggregate fees for professional services rendered by the Deloitte Entities for services performed during each of the last two fiscal years ended October 31, 2016 and breaks down these amounts by category of service:

	Fiscal year ended October 31, 2016	Period from November 24, 2014 to October 31, 2015
Audit Fees	$55,403	$82,000
Audit-Related Fees	0	0
Tax Fees	9,200	0
All Other Fees	0	0
Total	$64,603	$82,000

Audit Fees

Audit Fees are those fees for professional services provided by the Deloitte Entities for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Additionally, audit fees can include comfort letters, statutory audits, consents and other services related to SEC matters.

Audit-Related Fees

Audit-Related Fees principally includes fees for assurance and related services by Deloitte that were reasonably related to the performance of the audit of the Fund's financial statements and that were not reported under "Audit Fees." There were no Audit-Related Fees billed to the Fund for the period from November 24, 2014 (commencement of operations) to October 31, 2015 and for the fiscal year ended October 31, 2016.

Tax Fees

Tax Fees primarily includes fees related to tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and review amounts to be included in tax filings.

All Other Fees

All Other Fees includes fees for products and services provided by Deloitte other than those services reported in above under "Audit Fees," "Audit Related Fees" and "Tax Fees." There were no Other Fees billed to the Fund for the period from November 24, 2014 (commencement of operations) to October 31, 2015 and for the fiscal year ended October 31, 2016.

Pre-Approval Policies and Procedures

Per the Fund's Audit Committee Charter, the Audit Committee shall pre-approve all audit services, audit-related services, tax services and other services provided by the Fund's independent auditors. Additionally, the Committee shall receive and review specific representations from the Fund's independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(1) of the Securities Exchange Act of 1934, and to consider whether the provisions of any non-audit services by the independent auditors is compatible with maintaining the independence of those auditors.

All hours spent on the audit of the Fund for the fiscal year ended October 31, 2016 were spent by the principal accountant's full-time employees. Additionally, the aggregate non-audit fees billed by Deloitte for services rendered to the Adviser for the period from November 24, 2014 (commencement of operations) to October 31, 2015 and for the fiscal year ended October 31, 2016 were $17,717 and $0, respectively.

Principal Accountant's Independence

The Audit Committee of the Fund did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal accountant's independence. The Audit Committee relied on Deloitte's representation that they were independent in providing those services.

The Investment Adviser and Administrator

Miller/Howard Investments, Inc. is the Fund's investment adviser.

U.S. Bancorp Fund Services LLC is the administrator for the Fund, and its business address is 777 E. Wisconsin Avenue, Milwaukee, WI 53202

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports filed with the SEC and upon representations that no applicable forms were required to be filed pursuant to Section 16(a) of the Exchange Act, the Fund believes that during the fiscal year ended October 31, 2016, its officers and Trustees complied with all applicable Section 16(a) filing requirements.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for the Class II Nominees by the holders entitled to vote is necessary for the election of the Class II Nominees.

For the purpose of electing the Class II Nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund's quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the period ending April 30, 2017.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board

Shareholders may mail written communications to the Fund's Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Miller/Howard High Income Equity Fund, P.O. Box 549, Woodstock, NY 12498. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board's committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Annemarie Gilly and Lowell G. Miller to serve as proxies (with full power of substitution) who are authorized to vote shares of the Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

Any shareholder desiring to present a proposal for inclusion in the Fund's proxy materials for the 2018 annual meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund no earlier than August 30, 2017 and no later than September 29, 2017.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

AUDIT COMMITTEE CHARTER FOR
MILLER/HOWARD HIGH INCOME EQUITY FUND

Committee Membership

The Audit Committee (the "Committee") shall be composed of a chairperson who shall be an independent trustee appointed by the Board of Trustees as recommended by the Nominating Committee. New members of the Committee shall be appointed by the Board of Trustees as recommended by the Nominating Committee.

No member of the Audit Committee shall accept any consulting, advisory or other compensatory fees from the Trust (other than fees for services on the Board or committee thereof) or management of the Trust, or have any other relationship to the Trust that may interfere with the exercise of such person's independence from the Trust and management of the Trust.

To the extent required by law, the Audit Committee shall determine whether at least one member of the Audit Committee is a "financial expert" as defined by the rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002. No member determined to be a financial expert shall have any greater role or duty than the other members of the Audit Committee.

The Audit Committee shall meet at least twice a year and is empowered to hold special meetings as circumstances require. The Chairman will establish an agenda for each meeting. The Chairman may invite Trust officers and other interested parties to participate in meetings. The Audit Committee, in its discretion, may meet in executive session outside the presence of Trust officers and other parties.

A majority of the Audit Committee's members will constitute a quorum.

Committee Functions

The Committee shall (i) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the financial statements of the series of the Trust (the "Funds") and the independent audit thereof, (iii) ascertain the independence of the Funds' independent auditors, and (iv) act as a liaison between the Funds' independent auditors and the full Board. The Committee shall have unrestricted access to the Board, independent auditors, outside counsel, investment adviser, administrator, distributor, custodian, pricing agents, management and other service providers to the Trust.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

The Committee shall be directly responsible for the selection, retention, compensation and termination of the Funds' independent auditing firm based on an evaluation of that firm's independence and the nature and performance of audit services and other services(1).

The Committee shall consider the qualifications and independence of the Funds' independent accountants. The Committee shall review appropriate information including, without limitation, public records regarding the Funds' independent accountants on file with the Public Company Accounting Oversight Board(2).

(1)  The selection of the Funds' independent auditors must be approved by a vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds, as defined in the Investment Company Act of 1940, as amended.

(2)  The Funds' independent auditing firm must be registered with the Public Company Accounting Oversight Board in accordance with Section 102 of the Sarbanes-Oxley Act.

The Committee shall require that the independent auditors for the Funds submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Funds, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditors and, if deemed appropriate by the Audit Committee, to recommend that the Board take appropriate action in response to the report of such independent auditors to satisfy itself of the independence of such auditors.

The Committee shall meet with the Funds' independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss those matters required by Statement of Accounting Standard Nos. 61 and 90 relating to the Funds' financial statements, including, without limitation, any adjustment to such financial statements recommended by the independent auditors, or any other results of such audit(s); (iii) to consider the auditor's comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review with the Funds' independent auditors and make any recommendations to management it believes necessary or appropriate with respect to the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders.

The Committee shall receive and review reports by the Funds' independent auditors regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and Fund management, such as any management letter or schedule of unadjusted differences.

The Committee shall pre-approve all audit services to be provided to the Funds by the Funds' independent auditors.

The Committee shall receive and review specific representations from the Funds' independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(1) of the Securities Exchange Act of 1934, and to consider whether the provisions of any non-audit services by the independent auditors is compatible with maintaining the independence of those auditors.

The Committee shall review and discuss the Funds' audited financial statements with Fund management.

The Committee shall receive and review reports from the Funds' principal executive officer, principal financial officer and chief compliance officer, or persons performing similar functions, regarding (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds' ability to record, process, summarize, and report financial data; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Funds' internal controls; and (iii) whether or not there were significant changes in the Funds' internal controls or in other factors that could significantly affect the Funds' internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Committee shall review legal and regulatory matters presented by legal counsel and the Funds' independent auditors that may have a material impact on the Funds' financial statements. The Committee shall review with the independent auditors, Fund management and the investment adviser any "illegal act," as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Funds' financial statements.

With the advice of legal counsel and the independent auditors, as appropriate, the Committee shall promptly develop a recommendation to Fund management and the investment adviser designed to remedy any "illegal acts" or other significant matters brought to the attention of the Committee.

The Committee shall perform such other functions consistent with this Charter, the Trust's Declaration of Trust, By-laws, and applicable law, as the Audit Committee or the Board deems necessary and appropriate.

Other Powers and Responsibilities

The Committee shall maintain minutes of its meetings. Minutes of all meetings of the Committee shall be submitted to the Board. The Committee will make available to the Board, upon request, all information considered in reaching its decisions.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent trustees and other experts or consultants at the expense of the Funds.

The Committee shall review this Charter as it deems appropriate and recommend any changes to the Board of Trustees.

Adopted: October 28, 2014

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APPENDIX B

NOMINATING COMMITTEE CHARTER
FOR MILLER/HOWARD HIGH INCOME EQUITY FUND

Committee Membership

The Nominating Committee (the "Committee") shall be composed of a chairperson who shall be an independent Trustee appointed by the Board of Trustees as recommended by the Nominating Committee. New members of the Committee shall be appointed by the Board of Trustees as recommended by the Nominating Committee.

Committee Functions

The Committee shall make nominations for independent Trustee membership on the Board. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Fund's manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the NYSE rules. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act and the NYSE rules that might impair independence, e.g., business, financial or family relationships with managers or service providers. The Committee shall have unrestricted access to the Board of Trustees, independent auditors, outside counsel, investment adviser, administrator, distributor, custodian, pricing agents, management and other service providers to the Trust.

The Committee shall review the nominations for "interested persons" (as determined in accordance with Section 2(a)(19) of the Investment Company Act of 1940) to the board of Trustees. The Committee shall evaluate candidates' qualifications for Board membership and may consider nominees recommended by shareholders, other Board members, Fund management, Fund counsel and other service providers.

Recommendations by shareholders must be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to other factors, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

The Committee, in order to safeguard integrity and promote good governance of the Fund the Committee shall elect an independent lead trustee.

The Committee recognizes that diversity — inclusive of gender and race is beneficial to a well-functioning Board. Accordingly and as a matter of policy and intention, the Fund will require that diverse candidates be included in every pool from which Trustees are chosen.

B-1

Other Powers and Responsibilities

The Committee shall maintain minutes of its meetings. Minutes of all meetings of the Committee shall be submitted to the Board. The Committee will make available to the Board, upon request, all information considered in reaching its decisions.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent Trustees and other experts or consultants at the expense of the Fund.

The Committee shall review this Charter as it deems appropriate and recommend any changes to the Board of Trustees.

Approved: October 28, 2014
Amended: June 14, 2016

B-2

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ANNUAL MEETING OF SHAREHOLDERS OF

MILLER/HOWARD HIGH INCOME EQUITY FUND

February 8, 2017

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.hiefund.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

20200000000000001000 5	020817

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TRUSTEES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1.

NOMINEE:
☐	FOR ALL NOMINEES	Roger Conrad	Class II Trustee
		James P. Hillman	Class II Trustee
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MILLER/HOWARD HIGH INCOME EQUITY FUND

Proxy for Annual Meeting of Shareholders on February 8, 2017

Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Annemarie Gilly and Lowell G. Miller, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Miller/Howard High Income Equity Fund, to be held February 8, 2017 at 10 Dixon Avenue, Woodstock, NY 12498, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1	14475